SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date earliest event reported) April 28, 2003

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000	72-1229752
1-10764	ENTERGY ARKANSAS, INC. (an Arkansas corporation) 425 West Capitol Avenue, 40th Floor Little Rock, Arkansas 72201 Telephone (501) 377-4000	71-0005900
1-27031	ENTERGY GULF STATES, INC. (a Texas corporation) 350 Pine Street Beaumont, Texas 77701 Telephone (409) 838-6631	74-0662730
1-8474	ENTERGY LOUISIANA, INC. (a Louisiana corporation) 4809 Jefferson Highway Jefferson, Louisiana 70121 Telephone (504) 840-2734	72-0245590
0-320	ENTERGY MISSISSIPPI, INC. (a Mississippi corporation) 308 East Pearl Street Jackson, Mississippi 39201 Telephone (601) 368-5000	64-0205830
0-5807	ENTERGY NEW ORLEANS, INC. (a Louisiana corporation) 1600 Perdido Building New Orleans, Louisiana 70112 Telephone (504) 670-3674	72-0273040
1-9067	SYSTEM ENERGY RESOURCES, INC. (an Arkansas corporation) Echelon One 1340 Echelon Parkway Jackson, Mississippi 39213 Telephone (601) 368-5000	72-0752777

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99	2002 Investor Guide and Statistical Report.

Item 9. Regulation FD Disclosure.

The information in this Current Report on Form 8-K, including the exhibit listed below, is being furnished, not filed, under Item 9 pursuant to Regulation FD. The information in this report and in such exhibits shall not be incorporated by reference into any registration statement filed pursuant to the Securities Act of 1933, as amended.

On April 28, 2003, Entergy Corporation published its 2002 Investor Guide and Statistical Report. The complete text of this Report is attached hereto as Exhibit 99.

Item 12. Results of Operations and Financial Condition

The information in this Current Report on Form 8-K, including the exhibit listed below, is being furnished, not filed, under Item 9 to satisfy the requirements of Item 12, "Results of Operations and Financial Condition" in accordance with SEC Release Nos. 33-8216 and 34-47583. The information in this report and in such exhibits shall not be incorporated by reference into any registration statement filed pursuant to the Securities Act of 1933, as amended.

On April 28, 2003, Entergy Corporation published its 2002 Investor Guide and Statistical Report. The complete text of this Report is attached hereto as Exhibit 99. Entergy's 2002 Investor Guide contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, Entergy has provided quantitative reconciliations within the Investor Guide of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Each non-GAAP measure in the Investor Guide differs from GAAP only in that the figure or ratio states or includes operational earnings per share. Operational earnings per share is presented for each of Entergy's major business segments as well as on a consolidated basis. Operational earnings per share is not calculated in accordance with GAAP because it excludes the impact of "special items". Special items reflect the impact on earnings of events that are not routine, are related to prior periods, or are related to discontinued businesses. In addition, other financial measures including return on invested capital, (ROIC) and return on equity, (ROE), are included on both an operational and as reported basis. In each case, the metrics defined as "operational" exclude the impact of special items as defined above. Management believes financial metrics calculated using operational earnings provides useful information to investors in evaluating the ongoing results of Entergy's businesses and assists investors in comparing the company's operating performance to the operating performance of others in the energy sector. Entergy management frequently references these non-GAAP financial measures in its decision-making, using them to facilitate historical and ongoing performance comparisons as well as comparisons to the performance of peer companies.

The non-GAAP information presented in the Investor Guide should be considered in addition to, and not as a substitute for, or superior to, as reported earnings per share prepared in accordance with GAAP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                    Entergy Corporation
                                                                                    Entergy Arkansas, Inc.
                                                                                    Entergy Gulf States, Inc.
                                                                                    Entergy Louisiana, Inc.
                                                                                    Entergy Mississippi, Inc.
                                                                                    Entergy New Orleans, Inc.
                                                                                    System Energy Resources, Inc.

                                                                                    By: /s/ Nathan E. Langston
                                                                                    Nathan E. Langston
                                                                                    Senior Vice President and
                                                                                    Chief Accounting Officer

Dated: April 28, 2003